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                                                                     EXHIBIT 3.2




                           BALANCED CARE CORPORATION

                              AMENDED AND RESTATED
                                    BY-LAWS

                        Adopted as of September 26, 1997


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                               TABLE OF CONTENTS

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
ARTICLE I.........................................................................................................1
   SECTION 1.1  Registered Office.................................................................................1
   SECTION 1.2  Other Offices.....................................................................................1

ARTICLE II........................................................................................................1
   SECTION 2.1  Annual Meetings...................................................................................1
   SECTION 2.2  Special Meetings..................................................................................1
   SECTION 2.3  Notice of Meetings................................................................................1
   SECTION 2.4  Adjournments......................................................................................2
   SECTION 2.5  Quorum and Manner of Acting.......................................................................2
   SECTION 2.6  Organization and Order of Business................................................................2
   SECTION 2.7  Voting............................................................................................2
   SECTION 2.8  Stock List........................................................................................3
   SECTION 2.9  Inspectors........................................................................................3

ARTICLE III.......................................................................................................4
   SECTION 3.1  General Powers....................................................................................4
   SECTION 3.2  Number and Term of Office.........................................................................4
   SECTION 3.3  Election..........................................................................................4
   SECTION 3.4  Meetings..........................................................................................5
   SECTION 3.5  Committees........................................................................................7
   SECTION 3.6  Resignation, Removal and Vacancies................................................................8

ARTICLE IV........................................................................................................8
   SECTION 4.1  General...........................................................................................8
   SECTION 4.2  Election; Term of Office..........................................................................8
   SECTION 4.3  Duties and Functions..............................................................................9

   SECTION 4.4  Resignation, Removal and Vacancies...............................................................11

ARTICLE V........................................................................................................11
   SECTION 5.1  Mandatory Indemnification of Directors and Officers..............................................11
   SECTION 5.2  Mandatory Advancement of Expenses to Directors and Officers......................................12
   SECTION 5.3  Permissive Indemnification and Advancement of Expenses...........................................13
   SECTION 5.4  Enforcement......................................................................................13
   SECTION 5.5  General..........................................................................................13
   SECTION 5.6  Definition of Corporation........................................................................14
   SECTION 5.7  Definition of Authorized Representative..........................................................14
   SECTION 5.8  Savings Clause...................................................................................14
   SECTION 5.9  Insurance........................................................................................14
   SECTION 5.10  Funding to Meet Indemnification Obligations.....................................................14


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
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                                                                                                               PAGE
ARTICLE VI.......................................................................................................15
   SECTION 6.1  Waiver of Notices................................................................................15

ARTICLE VII......................................................................................................15
   SECTION 7.1  Execution and Delivery of Documents; Delegation..................................................15
   SECTION 7.2  Deposits.........................................................................................15
   SECTION 7.3  Proxies in Respect of Stock or Other Securities of Other Corporations............................15
   SECTION 7.4  Books and Records................................................................................16

ARTICLE VIII.....................................................................................................16
   SECTION 8.1  Certificates for Stock...........................................................................16
   SECTION 8.2  Stock Record.....................................................................................16
   SECTION 8.3  Transfer and Registration of Stock...............................................................16
   SECTION 8.4  New Certificates.................................................................................17
   SECTION 8.5  Regulations......................................................................................17
   SECTION 8.6  Fixing Date for Determination of Stockholders of Record..........................................17

ARTICLE IX.......................................................................................................18
   SECTION 9.1  Seal.............................................................................................18
   SECTION 9.2  Dividends........................................................................................18
   SECTION 9.3  Fiscal Year......................................................................................18
   SECTION 9.4  Interested Directors; Quorum.....................................................................18
   SECTION 9.5  Amendments.......................................................................................18



                                     - ii -
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                              AMENDED AND RESTATED
                                    BY-LAWS

                                       OF

                           BALANCED CARE CORPORATION

                        ADOPTED AS OF SEPTEMBER 26, 1997



                                   ARTICLE I

                                    OFFICES

         SECTION 1.1 Registered Office. The registered office of Balanced Care Corporation (the "Corporation") shall be in the State of Delaware.

         SECTION 1.2 Other Offices. The Corporation may also have offices at such other places either within or without the State of Delaware as the Board of Directors (the "Board") may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 2.1 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such place, either within or without the State of Delaware, and at such hour as shall be designated by the Board in the notice thereof.

         SECTION 2.2 Special Meetings. A special meeting of the stockholders for any purpose or purposes may be called at any time by the Board, or by a committee of the Board that has been duly designated by the Board and whose powers and authority, as expressly provided in a resolution of the Board, include the power to call such meetings, but such special meetings may not be called by any other person or persons. Such meeting shall be held on such date and at such place and hour as shall be designated in the notice thereof.

         SECTION 2.3 Notice of Meetings. Except as otherwise expressly required by law, the Certificate of Incorporation or these By-laws, written notice of each meeting of the stockholders shall be given not less than ten (10) nor more than fifty (50) days before the date of the meeting to each stockholder of record entitled to notice of, or to vote at, such meeting by delivering a typewritten or printed notice thereof to such stockholder personally or by depositing such notice in the United States mail, directed to such stockholder at his address as it appears on the stock records of the Corporation. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Every such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any adjourned meeting of the stockholders shall not be required to be given if the time and place thereof are announced at the meeting at which the adjournment is taken and a new record date for the adjourned meeting is not thereafter fixed.

         SECTION 2.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 2.5 Quorum and Manner of Acting. Except as otherwise expressly required by law, the Certificate of Incorporation or these By-laws, if stockholders holding of record a majority of the shares of stock of the Corporation entitled to be voted shall be present in person or by proxy, a quorum for the transaction of business at any meeting of the stockholders shall exist. In the absence of a quorum at any such meeting or any adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote thereat may adjourn such meeting from time to time in the manner provided in Section 2.4 above until stockholders holding the amount of stock requisite for a quorum shall be present in person or by proxy. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         SECTION 2.6 Organization and Order of Business. Meetings of stockholders shall be presided over by one of the persons holding the following offices in the following order of priority: the Chairman of the Board, the Deputy Chairman of the Board, a Vice Chairman of the Board, if any, the President, a Vice President, a chairman designated by the Board of Directors or a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each meeting of the stockholders shall be determined by the chairman of the meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

         SECTION 2.7 Voting. Except as otherwise provided in the Certificate of Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote, in person

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or by proxy, for each share of stock of the Corporation which has voting power on the matter in question and which is held by him and registered in his name on the stock record of the Corporation:

         (a) on the date fixed pursuant to the provisions of Section 8.6 of these By-laws as the record date for the determination of stockholders who shall be entitled to receive notice of and to vote at such meeting; or

         (b) if no record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of the meeting shall be given or, if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

At all meetings of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these By-laws or by law, may be voted upon, and, if so voted upon, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat, provided a quorum is present. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after one
(1) year from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

         SECTION 2.8 Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder's name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

         The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. This list shall presumptively determine the identity of the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote at the meeting and the number of shares held by each of them.

         SECTION 2.9 Inspectors. Either the Board or, in the absence of a designation of inspectors by the Board, the chairman of the meeting may, in its or his discretion, appoint one or more inspectors, who need not be stockholders, who shall receive and take charge of ballots and



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proxies and decide all questions relating to the qualification of those asserting the right to vote and the validity of ballots and proxies. In the event of the failure or refusal to serve of any inspector designated by the Board, the chairman of the meeting shall appoint an inspector to act in place of each such inspector designated by the Board.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the stockholders.

         SECTION 3.2 Number and Term of Office. The number of members of the Board of Directors shall be not less than three (3) nor more than nine (9), as determined from time to time by the Board of Directors. The directors need not be stockholders of the corporation. The directors shall be divided into three
(3) classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors. Effective immediately upon the filing of the Amended and Restated Certificate of Incorporation of the corporation on _________, 1997, Class I directors shall serve for a term ending upon the annual meeting of stockholders held in the Corporation's fiscal 1998 year, Class II directors shall serve for a term ending upon the annual meeting of stockholders held in Corporation's fiscal 1999 year and Class III directors shall serve for a term ending upon the annual meeting of stockholders held in Corporation's fiscal 2000 year. At each succeeding annual meeting of stockholders beginning with the annual meeting of stockholders held in the Corporation's fiscal 1998 year, successors to the class of directors whose term expires at such annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, incapacitation or removal from office, and except as otherwise required by law. In the event such election is not held at the annual meeting of stockholders, it shall be held at any adjournment thereof or a special meeting.

         SECTION 3.3 Election. The directors shall be elected at the annual meeting or any special meeting of the stockholders, except as otherwise provided in Section 3.6 of this Article III. Directors need not be stockholders of the Corporation.



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         SECTION 3.4  Meetings.

         (A) Annual Meetings. As soon as practicable after each annual meeting of stockholders and election of directors, the Board shall meet for the purpose of organization, the election of officers and the transaction of other business.

         (B) Regular Meetings. Regular meetings of the Board or any committee thereof shall be held as the Board or such committee shall from time to time determine, provided that in addition to the Annual Meeting of the Board provided for in paragraph (A) above, not less than five meetings of the Board shall be held per annum, and at least one (1) each quarter.

         (C) Special Meetings. Special meetings of the Board may be called by order of the President, any Vice President or the Secretary. Special meetings of the Board shall also be called by the Corporation promptly after receipt of a joint written request for a meeting form two directors, one of which shall be a director elected solely by the holders of Series B Convertible Preferred Stock and one of which shall be a director elected other than solely by the holders of Series B Convertible Preferred Stock.

         (D) Notice of Meetings. No notice of regular meetings of the Board or of any committee thereof or of any adjourned meeting thereof need be given to any director present at any prior meeting of the Board or any committee thereof at which the date, time and place of such meeting was determined. The Secretary shall give two (2) days prior notice to each director of the time and place of each annual or special meeting of the Board or adjournment thereof. Such notice shall be given to each director in person or by facsimile, telephone, telegraph or ordinary mail postmarked at least two days prior to the special meeting and sent to such director at the address furnished by such director for the provision of notice. Notice of any meeting of the Board or any committee thereof shall not be required to be given to any director who shall attend such meeting. Any meeting of the Board or any committee thereof shall be a legal meeting without any notice thereof having been given if a quorum shall be present and all the directors then in office either shall be present thereat or shall execute waivers of notice. The purposes of a meeting of the Board or any committee thereof need not be specified in the notice thereof.

         (E) Time and Place of Meetings. Regular meetings of the Board or any committee thereof shall be held at such times and place or places (either within or without the State of Delaware) as the Board or the committee may from time to time determine. Special meetings of the Board or any committee thereof shall be held at such times and places as the callers thereof may determine.

         (F) Quorum and Manner of Acting. Except as otherwise provided in the Certificate of Incorporation, these By-laws or by law, a majority of the directors then in office and a majority of the members of any committee shall be present in person at any meeting thereof in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of the directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or for an act to be the act of the Board or such committee. In the



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absence of a quorum, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat. Notice of any adjourned meeting (other than announcement at the meeting at which such adjournment took place) need not be given.

         (G) Organization of Meetings. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each meeting of the Board shall be determined by the Chairman of such meeting.

         (H) Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, the Board of Directors shall have the authority to fix the compensation of the directors. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated compensation as director. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation.

         (H) Consent in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in the writing or writings and such writing or writings are filed with the minutes of the proceedings of the Board or committee.

         (I) Action by Communications Equipment. Members of the Board or any committee designated by the Board may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.



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         SECTION 3.5  Committees.

         (A) Designation of Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at such meeting in the place of any such absent or disqualified member. Any committee, to the extent permitted by law and to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation between meetings of the entire Board of Directors, except that no such committee shall have power or authority (i) in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided by law, fix the designations and any of the preferences or rights of such shares relating to voting, dividends, redemption, dissolution, distribution of assets, or the conversion of such shares into, or the exchange of such shares for, shares of any other class or classes of stock or any other series of the same class of stock of the Corporation, or fix the number of shares of any series of stock or authorize the increase or decrease of the number of shares of any such series), (ii) to adopt or recommend to the stockholders an agreement of merger or consolidation, (iii) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, a dissolution of the Corporation or a revocation of a dissolution, (iv) to amend these By-laws or recommend to the stockholders any amendments to these By-laws, (v) to declare a dividend, (vi) to authorize the issuance of stock, (vii) to change the number of directors or fill any vacancy on the Board of Directors or any committee thereof, (viii) to prescribe or change the time or place of any regular meeting of the Board of Directors or (ix) to approve a plan of merger not requiring stockholder approval.

         (B) Committee Procedure. The Board of Directors may establish reasonable rules and regulations for the conduct of the proceedings of any committee and may appoint a chairman of such committee who need not be a member thereof and a secretary of such committee who need not be a member thereof. To the extent that the Board of Directors shall not exercise such powers, they may be exercised by such committee, subject always to the power of the Board of Directors to change such action.

         (C) Committee Meetings. Each committee shall meet at the call of its chairman or any two regular members of such committee upon twenty-four hours' notice by letter, facsimile, telegram or oral message to each member of such committee. The presence of members (regular or alternate) of any committee equal in number to a majority of the members of such committee shall constitute a quorum for the transaction of business, and the vote of a majority of members present at any meeting at which a quorum is present shall be the act of such committee.



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
         (D) Committee Reports. At each regular meeting of the Board of Directors, each committee shall report the substance of all action taken by such committee since the date of its last report to the Board of Directors. Each report shall be filed with the minutes of the meeting of the Board of Directors to which it is presented as part of the corporate records.

         (E) Term of Committees. Each committee of the Board of Directors shall serve at the pleasure of the Board of Directors.

         SECTION 3.6 Resignation, Removal and Vacancies. Any director may resign at any time by giving written notice of his resignation to the President or the Secretary.

         Any such resignation shall take effect at the time specified therein or when delivered to the President or Secretary, as the Board shall determine.

         Any director may be removed at any time for cause or without cause by vote of the holders of record of a majority in voting interest of shares then entitled to vote at an election of such director at a duly constituted meeting of stockholders. Subject to the Certificate of Incorporation, the vacancy in the Board caused by any such removal may be filled by the stockholders at such meeting or, if not so filled, then by the Board as provided in the next paragraph of these By-laws. Any director may also be removed at any time for cause by vote of a majority of the whole Board.

         Subject to the Certificate of Incorporation, in case of any vacancy on the Board or in case of any newly created directorship, a majority of the directors of the Corporation then in office, though less than a quorum, or the sole remaining director may elect a director to fill the vacancy or the newly created directorship for the unexpired portion of the term being filled. The director elected to fill such vacancy shall hold office for the unexpired term in respect of which such vacancy occurred.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 4.1 General. The officers of the Corporation shall be appointed by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, and a President, such number of Vice Presidents as the Board of Directors shall elect from time to time (one or more of whom may be designated Executive Vice Presidents), a Secretary, a Treasurer (or a position with the duties and responsibilities of a Treasurer) and such other officers and assistant officers (if any) as the Board of Directors may from time to time appoint. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-laws otherwise provide.

         SECTION 4.2 Election; Term of Office. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect a Chairman of the Board or a President, or both, a Secretary and a Treasurer (or a position with the duties and responsibilities of a

Treasurer), and may also elect or appoint (and may authorize the President to appoint) at that meeting or any other meeting, such other officers (including one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers) and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties customarily exercised by such officer; and each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation or removal.

         SECTION 4.3 Duties and Functions.

         (A) Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall have such other duties and powers as may be prescribed by the Board of Directors from time to time. The Board of Directors may also designate one of its members as Vice Chairman of the Board. The Vice Chairman of the Board shall, during the absence or inability to act of the Chairman of the Board, have the powers and perform the duties of the Chairman of the Board, and shall have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Directors.

         (B) Chief Executive Officer. The Chief Executive Officer shall have general charge and control over the affairs of the Corporation, subject to the direction of the Board of Directors, shall see that all orders and resolutions of the Board of Directors are carried out, shall report thereon to the Board of Directors, and shall have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Directors. In the absence of the Chairman of the Board or the Vice Chairman of the Board (if any) or in the event of the inability of or refusal to act by the Chairman of the Board or the Vice Chairman of the Board (if any), or if the Board has not designated a Chairman or Vice Chairman, the Chief Executive Officer (if a member of the Board of Directors) shall perform the duties of the Chairman of the Board, and when so acting, shall have all of the powers and be subject to all of the restrictions upon the Chairman of the Board.

         (C) President. The President shall have general and active management of the business of the Corporation, subject to the direction of the Board of Directors and the Chief Executive Officer, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have and exercise such further powers and duties as may be specifically delegated to or vested in the President from time to time by these By-laws or the Board of Directors.

         (D) Vice President. In the absence of the President or in the event of inability of or refusal to act by the President, the Vice President (or in the event there be more than one vice president, the vice presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The vice presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.



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
         (E) Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors as are required by law, the Certificate of Incorporation and these By-laws, and shall perform such other duties as may be prescribed by the Board of Directors or the President. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be except as otherwise provided in the By-laws of the Corporation or by resolution of the Board of Directors.

         (F) Assistant Secretaries. Except as may be otherwise provided in these By-laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, or the Secretary, and in the absence of the Secretary or in the event of the inability of or refusal to act by the Secretary, the Assistant Secretary (or if there be more than one Assistant Secretary, the Assistant Secretaries in the order designated by the Board of Directors or in the absence of any designation, then in order of their election) shall have the authority to perform all functions of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         (G) Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep complete and accurate accounts of all receipts and disbursements of the Corporation, and shall deposit all monies and other valuable effects of the Corporation in its name and to its credit in such banks and other depositories as may be designated from time to time by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers and receipts for such disbursements. The Treasurer shall, when and if required by the Board of Directors, give and file with the Corporation a bond, in such form and amount and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of his or her duties as Treasurer. The Treasurer shall have such other powers and perform such other duties as the Board of Directors or the President shall from time to time prescribe.

         (H) Assistant Treasurers. Except as may be otherwise provided in these By-laws, Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, or the Treasurer, and in the absence of the Treasurer or in the event of the inability of or refusal to act by the Treasurer, the Assistant Treasurer (or if there be more than one Assistant Treasurer, the Assistant Treasurers in the order designated by the Board of Directors or in the absence of any designation, in the order of their election) shall have the authority to perform all functions of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

         (I) Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

         SECTION 4.4 Resignation, Removal and Vacancies. Any officer may resign at any time by giving written notice of his resignation to the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or when delivered to the President or Secretary, as the Board shall determine.

         Any officer, agent or employee may be removed, with or without cause, at any time by a majority of directors then in office or by the officer who appointed him.

         A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided in these By-laws for election or appointment to such office.

                                   ARTICLE V

                                INDEMNIFICATION

         SECTION 5.1 Mandatory Indemnification of Directors and Officers.

         (A) The Corporation shall promptly indemnify, to the fullest extent provided by Section 5.1(B) hereof, each director or officer (including each former director or officer)(an "indemnitee") of the Corporation who was or is made a party to or required to appear in, or is threatened to be made a party to or required to appear in, any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, and whether external or internal to the Corporation (a "proceeding"), by reason of the fact that the indemnitee is or was an authorized representative of the Corporation, against all expenses (including attorneys' fees, disbursements and other charges), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding.

         (B) Indemnification pursuant to this Section 5.1 shall include but shall not be limited to cases in which indemnification and advancement of expenses are permitted pursuant to the provisions of Section 145 of the Delaware General Corporation Law as it may be amended or supplemented from time to time. Indemnification pursuant to this Section 5.1 shall be made in every case described in Section 5.1(A) hereof except:

                  (a) In connection with a proceeding (or any claim, issue or matter therein or any part thereof) initiated by the indemnitee, unless such initiation was authorized by the Board of Directors of the Corporation; or

                  (b) With respect to any act that is established, by a final, unappealable adjudication adverse to the indemnitee, as having been material to the cause of action so adjudicated and as having constituted either willful misconduct or recklessness; or

                  (c) With respect to any benefit or advantage gained by the indemnitee to which the indemnitee was not legally entitled; or

                  (d) In connection with a proceeding by or for the benefit of the Corporation to recover any profit pursuant to the provisions of section 16(b) of the Securities Exchange Act of 1934 and regulations thereunder or similar provisions of any applicable state law; or

                  (e) To the extent that the indemnitee actually receives payment under any policy of insurance or is otherwise reimbursed.

         (C) Notwithstanding the foregoing provisions of this Section 5.1, to the extent that an indemnitee is successful on the merits or otherwise in defense of any proceeding or any part thereof or in defense of any claim, issue or matter therein, including but not limited to obtaining a dismissal without prejudice or a settlement without admission of liability, the indemnitee shall be promptly indemnified by the Corporation against expenses (including attorneys' fees, disbursements and other charges) actually and reasonably incurred by the indemnitee in connection therewith.

         (D) The right of indemnification pursuant to this Section 5.1 is conferred in order to attract and retain the services of highly qualified directors and officers and to encourage them to make corporate decisions without fear of suits and/or legal harassment. Indemnification pursuant to this
Section 5.1 is therefore declared to be consistent with the fiduciary duty of the Corporation's Board of Directors. Except as specifically provided in this
Section 5.1, such indemnification shall be made by the Corporation without any requirement that any determination be made or any action be taken by the Board of Directors, shareholders, or legal counsel. A failure of the Board of Directors, shareholders, or legal counsel to make a determination or take action favorable to the claim of an indemnitee for indemnification pursuant to this Section 5.1, or the making of a determination or taking of action adverse to such a claim, shall not preclude indemnification under this Article or create any presumption that the indemnitee is not entitled to such indemnification.

         SECTION 5.2 Mandatory Advancement of Expenses to Directors and Officers. The Corporation shall promptly pay all expenses (including attorneys' fees, disbursements and other charges) actually and reasonably incurred by an indemnitee in defending or appearing in any proceeding described in Section 5.1(A) hereof in advance of the final disposition of such proceeding upon receipt of (i) an undertaking by or on behalf of the indemnitee to repay all amounts advanced if it is ultimately specifically determined by a final, unappealable adjudication that the indemnitee is not entitled to be indemnified by the Corporation and (ii) an irrevocable assignment to the Corporation of all payments to which the indemnitee may be or become entitled, under any policy of insurance or otherwise, in reimbursement of any such expenses paid by the Corporation pursuant to this Section 5.2. Notwithstanding the foregoing, no advance payment shall be made by the Corporation pursuant to this Section 5.2 if the Board of Directors reasonably and promptly determines by a majority vote of the directors who are not parties to the proceeding that, based upon the facts known to the Board at the time the determination is made, the matter is of the kind described in Section 5.1(B)(a) or (d) hereof or the indemnitee's actions were of the kind described in Section 5.1(B)(b) or (c) hereof.

         SECTION 5.3 Permissive Indemnification and Advancement of Expenses. The Corporation may, as determined by the Board of Directors from time to time:

         (A) Indemnify, to the fullest extent permitted by Section 5.1 hereof, any other person who was or is made a party to or required to appear in, or is threatened to be made a party to or required to appear in, or was or is otherwise involved in, any threatened, pending or completed proceeding by reason of the fact that such person is or was an authorized representative of the Corporation, both as to action in such person's official capacity and as to action in another capacity while holding such office or position, against all expenses (including attorneys' fees, disbursements and other charges), judgments, fines (including excise taxes and penalties), and amounts paid in settlement actually and reasonably incurred by such person in connection with such action or proceeding, with the same effect as though such person were an "indemnitee" as defined in Section 5.1 hereof; and

         (B) Pay expenses incurred by any such other person by reason of his or her participation in any such proceeding in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation and to repay all amounts advanced for which he or she is reimbursed under any policy of insurance or otherwise, with the same effect as though such person were an "indemnitee" as defined in
Section 5.1 hereof.

         SECTION 5.4 Enforcement. If the Corporation refuses or fails to make any payment to an indemnitee required by this Article, the indemnitee shall be promptly indemnified by the Corporation against expenses (including attorneys' fees, disbursements and other charges) actually and reasonably incurred by the indemnitee in connection with the successful establishment of his or her right to indemnification or advancement of expenses, in whole or in part, in an action in a court of competent jurisdiction.

         SECTION 5.5 General. Each director or officer of the Corporation shall be deemed to act in such capacity in reliance upon such rights of indemnification and advancement of expenses as are provided in this Article. The rights of indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors, statute or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office or position, and shall continue as to a person who has ceased to be an authorized representative of the Corporation and shall inure to the benefit of the heirs and personal representatives of such person. Indemnification and advancement of expenses under this Article shall be provided whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the Corporation. Any repeal or modification of this Article shall not adversely affect any right or protection existing at the time of such repeal or modification to which any person may be entitled under this Article.

         SECTION 5.6 Definition of Corporation. For the purposes of this Article, references to "the Corporation" shall include all constituent corporations absorbed in a consolidation, merger or division, as well as the surviving or new corporations surviving or resulting therefrom, so that (i) any person who is or was an authorized representative of a constituent, surviving or new corporation shall stand in the same position under the provisions of this Article with respect to the surviving or new corporation as such person would if he or she had served the surviving or new corporation in the same capacity and (ii) any person who is or was an authorized representative of the Corporation shall stand in the same position under the provisions of this Article with respect to the surviving or new corporation as such person would with respect to the Corporation if its separate existence had continued.

         SECTION 5.7 Definition of Authorized Representative. For the purposes of this Article, the term "authorized representative" shall mean a director, officer, employee or agent of the Corporation or of any subsidiary of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan established and maintained by the Corporation or by any subsidiary of the Corporation, or a person serving another corporation, partnership, joint venture, trust or other enterprise in any of the foregoing capacities at the request of the Corporation.

         SECTION 5.8 Savings Clause. If a court of competent jurisdiction determines that any provision of this Article requires the Corporation to take an action that would violate applicable law, such provision shall be limited or modified in its application to such action to the minimum extent necessary to avoid such violation of law, and, as so limited or modified, such provision and the balance of this Article shall be enforceable in accordance with their terms to the fullest extent permitted by applicable law, including but not limited to the Delaware General Corporation Law.

         SECTION 5.9 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was an authorized representative of the Corporation, against any liability asserted against or incurred by such person in any such capacity, or arising out of the status of such person as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

         SECTION 5.10 Funding to Meet Indemnification Obligations. The Board of Directors, without approval of the shareholders, shall have the power to borrow money on behalf of the Corporation, including the power to pledge the assets of the Corporation, from time to time to discharge the Corporation's obligations with respect to indemnification, the advancement and reimbursement of expenses, and the purchase and maintenance of insurance referred to in this Article. The Corporation may, in lieu of or in addition to the purchase and maintenance of insurance referred to in Section 5.9 hereof, establish and maintain a fund of any nature or otherwise secure or insure in any manner its indemnification obligations, whether arising under or pursuant to this Article or otherwise.

                                   ARTICLE VI

                               WAIVER OF NOTICES

         SECTION 6.1 Waiver of Notices. Whenever notice is required to be given by the Certificate of Incorporation, by these By-laws or by law, a waiver thereof in writing, signed by the person entitled to such notice, or by an attorney thereunto authorized, shall be deemed equivalent to notice, whether given before or after the time specified therein. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

                                  ARTICLE VII

                      EXECUTION AND DELIVERY OF DOCUMENTS;
                      DEPOSITS; PROXIES; BOOKS AND RECORDS

         SECTION 7.1 Execution and Delivery of Documents; Delegation. The Board shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation.

         SECTION 7.2 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board, the

President or any other officer of the Corporation to whom power in that respect shall have been delegated by the Board or these By-laws shall select.

         SECTION 7.3 Proxies in Respect of Stock or Other Securities of Other Corporations. The President or any other officer of the Corporation designated by the Board shall have the authority from time to time to appoint and instruct an agent or agents of the Corporation to exercise, in the name and on behalf of the Corporation, the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, to vote or consent in respect of such stock or securities and to execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as he may deem necessary or proper in order that the Corporation may exercise such powers and rights.

         SECTION 7.4 Books and Records. The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board may from time to time determine.

                                  ARTICLE VIII

             CERTIFICATES; STOCK RECORD; TRANSFER AND REGISTRATION;
                      NEW CERTIFICATES; RECORD DATE, ETC.

         SECTION 8.1 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board shall prescribe. Each such certificate shall be signed by, the President or a Vice President and by the Treasurer or the Secretary of the Corporation. Any of or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled and a new certificate or certificates shall not be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 4 of this Article.

         SECTION 8.2 Stock Record. A stock record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation.

         SECTION 8.3 Transfer and Registration of Stock.

         (A) Transfer. The transfer of stock and certificates of stock which represent the stock of the Corporation shall be governed by Article 8 of the Uniform Commercial Code, as adopted in the State of Delaware and as amended from time to time.

         (B) Registration. Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation which may be maintained by a transfer agent appointed by the Corporation, by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and on the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

         SECTION 8.4 New Certificates. Lost, Stolen or Destroyed Certificates. The Board may direct that a new share certificate or certificates be issued by the Corporation for any certificate or certificates alleged to have been lost, stolen, mutilated or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, mutilated or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition present to the issuance thereof, require the owner of such lost, stolen, mutilated or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum and in such form as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, mutilated or destroyed.

         SECTION 8.5 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

         SECTION 8.6 Fixing Date for Determination of Stockholders of Record.
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than fifty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than fifty days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and
(c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         SECTION 9.1 Seal. The Board shall provide a corporate seal which shall bear the full name of the Corporation and the year and the state of its incorporation.

         SECTION 9.2 Dividends. Subject to the applicable provisions of the Certificate of Incorporation, dividends upon the outstanding shares of the Corporation may be declared by the Board of Directors at any annual, regular or special meeting pursuant to law and may be paid in cash, in property or in shares of the Corporation.

         SECTION 9.3 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

         SECTION 9.4 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         SECTION 9.5 Amendments. Subject to the Certificate of Incorporation and applicable law, these By-laws may be amended, altered or repealed and new By-laws may be adopted at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of such amendments and shall fully set forth or summarize the proposed amendments.